SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  October 27,
1999


INSO Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware           000-23384           04-3216243
(State or Other    (Commission File    (I.R.S. Employer
Jurisdiction of    Number)             Identification No.)
Incorporation)

31 St. James Avenue, Boston,           02116-4101
Massachusetts                          (Zip Code)
(Address of Principal Executive
Offices)


(617) 753-6500
(Registrant's Telephone Number, Including Area Code)


Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Item 5.	Other Events.

	On October 27, 1999, INSO Corporation (the "Company") and State Street Bank & Trust Company (the "Rights Agent"), entered into Amendment No. 1 ("Amendment No. 1") to the Rights
Agreement, dated as of July 11, 1997, between the Company and the Rights Agent. In general, Amendment No. 1 amended the
Rights Agreement, among other things, to: (i) eliminate provisions related to "Continuing Directors," (ii) eliminate provisions related to "Permitted Offers" and (iii) make certain other revisions.

	The foregoing description of the Rights Agreement, as amended, and Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information
and Exhibits.

	(c)	Exhibits.

	See Exhibit Index attached hereto.


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 27, 1999						INSO Corporation
				                        (Registrant)

                            By: /s/ Jonathan Levitt
                               Jonathan Levitt
                               Vice President, General Counsel
                               and Secretary



EXHIBIT INDEX


Exhibit
Number 		Description

4.1			   Rights Agreement, dated as of July 11, 1997,
         between INSO Corporation and State Street Bank &
         Trust Company, as Rights Agent, is incorporated herein by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K, dated
         July 11, 1997 and filed with the Commission on July 16, 1997 (File No. 000-23384).

4.2			  Amendment No. 1 to Rights Agreement, dated as of
        October 27, 1999, by and between INSO Corporation and State Street Bank & Trust Company is incorporated herein by reference to Exhibit 2 to the Company's Amendment No. 1 to Registration
        Statement on Form 8-A/A filed with  the
        Commission on October 28, 1999 (File No. 000-
        23384).